UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 16, 2003
                                                        ------------------


                         GIBRALTAR PACKAGING GROUP, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      00-19800                   47-0496290
         --------                      --------                   ----------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                               2000 SUMMIT AVENUE
                            HASTINGS, NEBRASKA 68901
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 402-463-1366
                                                            ------------

          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:
             Ex. 99.1 Gibraltar Packaging Group Inc., Press Release Dated September 16, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 16, 2003, Gibraltar Packaging Group, Inc. issued a press release containing Gibraltar's financial results for the fiscal year ended June 28, 2003. The press release will be posted to Gibraltar's website www.gibraltarpackaginggroup.com and a copy is also filed as Exhibit 99.1.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 16, 2003


                                                   By:    /s/ Brett E. Moller
                                                          ----------------------
                                                   Name:  Brett E. Moller
                                                   Title: Vice President Finance

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
------             -----------

  99.1             Press release of Gibraltar Packaging Group, Inc. dated
                   September 16, 2003.